                                                              EXHIBIT 99.a.2

                                                                 AMENDMENT NO. 1


                        CERTIFICATE OF THE SECRETARY
                                    OF THE
                          BRINSON RELATIONSHIP FUNDS

                    RESOLUTIONS AUTHORIZING AND DESIGNATING

                    THE BRINSON GLOBAL SECURITIES FUND AND
                            BRINSON SHORT-TERM FUND

     Pursuant to Article III, Section 3.6 of the By-Laws, dated August 22, 1994 of the Brinson Relationship Funds, a Delaware Business Trust (the "Trust"), Carolyn M. Burke does hereby certify the following:

     1.   She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August 15, 1994 as
                                                           ------------------
     amended May 20, 1996 (the "Declaration"), pursuant to Article IX, Section
     --------------------
     9.8(f) the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") via unanimous consent with respect to the authorization and designation of the initial two series of shares of the Trust known as the: (i) Brinson Global Securities Fund; and (ii) Brinson Short-Term Fund.

     3. The Resolutions were adopted via unanimous consent by the Trust's Sole Trustee effective as of August 16, 1994 and, as subsequently amended by
             -------------------------------
     resolutions adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.


     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 10th day of September, 1999.

(Trust Seal)

                                               /s/ Carolyn M. Burke
                                               ---------------------------------
                                               Carolyn M. Burke, Secretary
                                               Brinson Relationship Funds

            RESOLUTIONS EFFECTIVE AS OF AUGUST 16, 1994 AND AMENDING
                     THE AGREEMENT AND DECLARATION OF TRUST
                       OF THE BRINSON RELATIONSHIP FUNDS
                 DATED AUGUST 15, 1994, AS AMENDED MAY 20, 1996
       (THE "DECLARATION") PURSUANT TO ARTICLE IX, SECTION 9.8(F) THEREOF

                 DESIGNATING INITIAL TWO (2)  SERIES OF SHARES

          "RESOLVED, that pursuant to Article IX, Section 9.8(f) of the Declaration the initial shares of beneficial interest of the Trust be, and they hereby are, established and designated as the:

               "BRINSON GLOBAL SECURITIES FUND"
               "BRINSON SHORT-TERM FUND" (THE "SERIES"); AND

          FURTHER RESOLVED, an unlimited number of shares of beneficial interest are hereby allocated to each Series; and

          FURTHER RESOLVED, that the shares of such Series shall have the same relative rights and preferences as other shares of the Trust, as set forth in the Declaration, and as described in Section 9.8 thereof."

                                                                 AMENDMENT NO. 2

                         CERTIFICATE OF THE SECRETARY
                                    OF THE
                          BRINSON RELATIONSHIP FUNDS

                    RESOLUTIONS AUTHORIZING AND DESIGNATING

            THE BRINSON POST-VENTURE FUND, BRINSON HIGH-YIELD FUND,
                   BRINSON EMERGING MARKETS EQUITY FUND AND
                      BRINSON EMERGING MARKETS DEBT FUND

     Pursuant to Article III, Section 3.6 of the By-Laws, dated August 22, 1994, of Brinson Relationship Funds, a Delaware Business Trust (the "Trust"), Carolyn
M. Burke does hereby certify the following:

     1.   She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as
                                                           -------------------
     amended May 20, 1996, (the "Declaration"), pursuant to Article IX, Section
     ---------------------
     9.8(f) of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the authorization and designation of the series of shares of the Trust known as the: (i) Brinson Post-Venture Fund; (ii) Brinson High-Yield Fund; (iii) Brinson Emerging Markets Equity Fund; and (iv) Brinson Emerging Markets Debt Fund.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on April 21,1995 and at which a
                                                   -------------
     quorum was present and, as subsequently amended by resolutions adopted by the Board of Trustees of the Trust and have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 10th day of September, 1999.

(Trust Seal)

                                               /s/ Carolyn M. Burke
                                               ---------------------------------
                                               Carolyn M. Burke, Secretary
                                               Brinson Relationship Funds

               RESOLUTIONS EFFECTIVE APRIL 21, 1995 AND AMENDING
                     THE AGREEMENT AND DECLARATION OF TRUST
                       OF THE BRINSON RELATIONSHIP FUNDS
       DATED AUGUST 15, 1994, AS AMENDED MAY 20, 1996 (THE "DECLARATION")
                 PURSUANT TO ARTICLE IX, SECTION 9.8(F) THEREOF

              DESIGNATING ADDITIONAL FOUR (4) SERIES OF SHARES AND
            ISSUANCE OF SHARES OF THE BRINSON GLOBAL SECURITIES FUND

"RESOLVED,     that pursuant to Article IX, Section 9.8(f) of the [Declaration], four additional Series of shares be, and they hereby are, authorized and designated as the:

                    BRINSON POST-VENTURE FUND;
                    BRINSON HIGH YIELD FUND;
                    BRINSON EMERGING MARKETS EQUITY FUND; AND
                    BRINSON EMERGING MARKETS DEBT FUND (THE "SERIES"); AND

FURTHER
RESOLVED,      that an unlimited number of shares of beneficial interest are hereby allocated to each Series; and

FURTHER
RESOLVED,      that the shares of such Series shall have the same relative rights and preferences as other shares of the Trust, as set forth in the [Declaration], and as described in Section 9.8 thereof.

                                   * * * * *

RESOLVED,      that the officers are authorized and directed to issue to
               Fund/Plan Services, Inc., one authorized share of beneficial interest (no par value) of each of the following Series of the Trust designated as the:

                    BRINSON POST-VENTURE FUND;
                    BRINSON HIGH YIELD FUND;
                    BRINSON EMERGING MARKETS EQUITY FUND; AND
                    BRINSON EMERGING MARKETS DEBT FUND

               at a purchase price of $10.00 per share; and

FURTHER
RESOLVED,      that such share[s], when issued and paid for, shall be validly issued, fully-paid and non-assessable.

                                   * * * * *

FURTHER
RESOLVED,      that the Trust is authorized to issue its Shares in private placement transactions at not less than the net value thereof.

RESOLVED,      that the officers are authorized and directed to issue to
               Fund/Plan Services, Inc., one authorized share of beneficial interest (no par value) of each of the following Series of the Trust designated as the:

                    BRINSON GLOBAL SECURITIES FUND;

               at a purchase price of $10.00 per share; and

FURTHER
RESOLVED,      that such shares, when issued and paid for, shall be validly issued, fully-paid and non-assessable."

                                                                 AMENDMENT NO. 3

                         CERTIFICATE OF THE SECRETARY
                                    OF THE
                          BRINSON RELATIONSHIP FUNDS

                    RESOLUTIONS AUTHORIZING AND DESIGNATING

 THE BRINSON GLOBAL EQUITY FUND, BRINSON U. S. EQUITY FUND, BRINSON U.S. LARGE
  CAPITALIZATION EQUITY FUND, BRINSON U.S. INTERMEDIATE CAPITALIZATION EQUITY FUND, BRINSON EXDEX(R) FUND, BRINSON NON-U.S. EQUITY FUND, BRINSON BOND PLUS
 FUND, BRINSON U.S. BOND FUND, AND BRINSON U.S. SHORT/INTERMEDIATE FIXED INCOME
                                     FUND.

     Pursuant to Article III, Section 3.6 of the By-Laws, dated August 22, 1994, of Brinson Relationship Funds, a Delaware Business Trust (the "Trust"), Carolyn
M. Burke does hereby certify the following:

     1.   She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as
                                                           -------------------
     amended May 20, 1996, (the "Declaration"), pursuant to Article IX, Section
     ---------------------
     9.8(f) of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the authorization and designation of nine (9) additional series of shares known as the: (i) Brinson Global Equity Fund; (ii) Brinson U. S. Equity Fund; (iii) Brinson U.S. Large Capitalization Equity Fund; (iv) Brinson U.S. Intermediate Capitalization Equity Fund; (v) Brinson EXDEX(R) Fund; (vi) Brinson Non-U.S. Equity Fund; (vii) Brinson Bond Plus Fund;
     (viii) Brinson U.S. Bond Fund; and (ix) Brinson U.S. Short/Intermediate Fixed Income Fund.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on June 26, 1997 and at which a
                                                   -------------
     quorum was present and, as subsequently amended by resolutions adopted by the Board of Trustees of the Trust and have remained in full force and effect as of the date hereof.


     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 10th day of September, 1999.

(Trust Seal)

                                               /s/ Carolyn M. Burke
                                               ---------------------------------
                                               Carolyn M. Burke, Secretary
                                               Brinson Relationship Funds

                RESOLUTIONS EFFECTIVE JUNE 26, 1997 AND AMENDING
                     THE AGREEMENT AND DECLARATION OF TRUST
                       OF THE BRINSON RELATIONSHIP FUNDS
                 DATED AUGUST 15, 1994, AS AMENDED MAY 20, 1996
       (THE "DECLARATION") PURSUANT TO ARTICLE IX, SECTION 9.8(F) THEREOF

                DESIGNATING ADDITIONAL NINE (9) SERIES OF SHARES

"RESOLVED,     that pursuant to Article IX, Section 9.8(f) of the [Declaration]
               of the Trust, nine additional series of shares be, and they hereby are, authorized and designated as the:

                    BRINSON GLOBAL EQUITY FUND
                    BRINSON U.S. EQUITY FUND
                    BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND
                    BRINSON U.S. INTERMEDIATE CAPITALIZATION EQUITY FUND
                    BRINSON EXDEX(R) FUND
                    BRINSON NON-U.S. EQUITY FUND
                    BRINSON BOND PLUS FUND
                    BRINSON U.S. BOND FUND
                    BRINSON U.S. SHORT/INTERMEDIATE FIXED INCOME FUND; and it is

FURTHER
RESOLVED,      that an unlimited number of share of beneficial interest are hereby allocated to each New Series, and it is

FURTHER
RESOLVED,      that the shares of New Series shall have the same relative rights and preferences as other shares of the Trust, as set forth in the [Declaration], and as described in Section 9.8 thereof."

                                   * * * * *

RESOLVED,      that the officers of the Trust are authorized and directed to issue to CBC Holding (Delaware) Inc. one authorized share of beneficial interest (no par value) of each of the following series of the Trust designated as the:

                    BRINSON GLOBAL EQUITY FUND
                    BRINSON U.S. EQUITY FUND
                    BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND
                    BRINSON U.S. INTERMEDIATE CAPITALIZATION EQUITY FUND BRINSON EXDEX(R) FUND
                    BRINSON NON-U.S. EQUITY FUND
                    BRINSON BOND PLUS FUND
                    BRINSON U.S. BOND FUND

                    BRINSON U.S. SHORT/INTERMEDIATE FIXED INCOME FUND;

               at a purchase price of $10.00 per share; and it is

FURTHER
RESOLVED,      that such shares, when issued and paid for, shall be validly issued, fully paid and non-assessable."

                                   * * * * *

"RESOLVED,     that the Officers of the Trust, or their designees, be, and hereby are, authorized and directed to do any and all such lawful acts as may be necessary or appropriate to perform and carry out any and all of the foregoing resolutions adopted at this meeting."

                                                                 AMENDMENT NO. 4

                          CERTIFICATE OF THE SECRETARY
                                       OF
                           BRINSON RELATIONSHIP FUNDS

                    RESOLUTIONS AUTHORIZING AND DESIGNATING

                    BRINSON U.S. CASH MANAGEMENT PRIME FUND

     Pursuant to Article III, Section 3.6 of the By-Laws, dated August 22, 1994, of Brinson Relationship Funds, a Delaware Business Trust (the "Trust"), Carolyn
M. Burke does hereby certify the following:

     1.   She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as
                                                           -------------------
     amended on May 20, 1996, (the "Declaration"), pursuant to Article IV,
     ---------- -------------
     Section 9.8(f) of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the authorization and designation of the series of shares known as Brinson U.S. Cash Management Prime Fund.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on January 27, 1998 at which a
                                                   ----------------
     quorum was present and, as subsequently amended by resolutions adopted by the Board of Trustees of the Trust and have remained in full force and effect as of the date hereof.


     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 10th day of September, 1999.

(Trust Seal)

                                               /s/ Carolyn M. Burke
                                               ---------------------------------
                                               Carolyn M. Burke, Secretary
                                               Brinson Relationship Funds

                RESOLUTIONS EFFECTIVE, JANUARY 27, 1998 AMENDING
                     THE AGREEMENT AND DECLARATION OF TRUST
                       OF THE BRINSON RELATIONSHIP FUNDS
               DATED AUGUST 15, 1994, AS AMENDED ON MAY 20, 1996
       (THE "DECLARATION") PURSUANT TO ARTICLE IX, SECTION 9.8(F) THEREOF

                   DESIGNATING AN ADDITIONAL SERIES OF SHARES

"RESOLVED,     that pursuant to Article IX, Section 9.8(f) of the [Declaration]
               of Brinson Relationship Funds (the "Trust), an additional series of shares (sometimes referred to herein as the "New Series") be, and hereby is, authorized and designated as the

               BRINSON U.S. CASH MANAGEMENT PRIME FUND; and it is

FURTHER
RESOLVED,      that an unlimited number of shares of beneficial interest are hereby allocated to the New Series; and it is

FURTHER
RESOLVED,      that the shares of the New Series shall have the same relative rights and preferences as the other shares of the Trust, as set forth in the [Declaration], and as described in Section 9.8 thereof."

                                   * * * * *

"RESOLVED,     that the officers of the Trust are authorized and directed to issue to CBC Holding (Delaware) Inc., one authorized share of beneficial interest (no par value) of the series of the Trust designated as the:

                                   * * * * *

               Brinson U.S. Cash Management Prime Fund

               at a purchase price of $1.00 per share; and it is

FURTHER
RESOLVED,      that such share, when issued and paid for, shall be validly issued, fully-paid and non-assessable."

                                                                 AMENDMENT NO. 5


                         CERTIFICATE OF THE SECRETARY

                                    of the

                          BRINSON RELATIONSHIP FUNDS

                            RESOLUTIONS ELIMINATING

                          BRINSON GLOBAL EQUITY FUND

                                      AND

                            BRINSON SHORT TERM FUND

         Pursuant to Article III, Section 3.6 of the By-Laws, dated August 22, 1994, of Brinson Relationship Funds, a Delaware Business Trust (the "Trust"), Carolyn M. Burke does hereby certify the following:

         1. She is the duly elected, qualified and acting Secretary of the Trust.

         2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as amended May 20, 1996 (the "Declaration"), pursuant to
         Article IX, Section 9.8(f) of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the elimination of the shares of the series of the Trust known as the: (i) Brinson Global Equity Fund; and (ii) Brinson Short-Term Fund.

         3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on June 1, 1998 at which a quorum was present and, as subsequently amended by resolutions adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 10th day of September, 1999.

(Trust Seal)
                                                     /s/ Carolyn M. Burke
                                                     ---------------------------
                                                     Carolyn M. Burke, Secretary
                                                     Brinson Relationship Funds

                Resolutions Effective June 1, 1998 and Amending
                    the Agreement and Declaration of Trust
                       of the Brinson Relationship Funds
                 dated August 15, 1994, as amended on May 20, 1996
      (the "Declaration"), Pursuant to Article IX, Section 9.8(f) thereof

"WHEREAS,       two series of the Trust have previously been established as the
                Brinson Global Equity Fund and the Brinson Short-Term Fund; and

WHEREAS, such series have no assets and there are currently no shares outstanding of the two series; and

WHEREAS, the Board of Trustees desires, pursuant to Article IX, Section 9.8(f) of the Declaration, to abolish the two (2) series;

NOW, THEREFORE, BE IT

RESOLVED,       that the Brinson Global Equity Fund and the Brinson Short-Term
                Fund series of the Trust are hereby abolished and their establishment and designation are rescinded."

                                                             AMENDMENT NO. 6

                          CERTIFICATE OF THE SECRETARY
                                       OF
                           BRINSON RELATIONSHIP FUNDS

                    RESOLUTIONS AUTHORIZING AND DESIGNATING

            THE BRINSON U.S. LARGE CAPITALIZATION VALUE EQUITY FUND,
                          BRINSON GLOBAL BOND FUND AND
                            BRINSON SHORT-TERM FUND

     Pursuant to Article III, Section 3.6 of the By-Laws, dated August 22, 1994, of Brinson Relationship Funds, a Delaware Business Trust (the "Trust"), Carolyn
M. Burke does hereby certify the following:

     1.   She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as
                                                           -------------------
     amended May 20, 1996 (the "Declaration"), pursuant to Article IX, Section
     --------------------
     9.8(f) of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the authorization and designation of the series of shares known as the: (i) Brinson U.S. Large Capitalization Value Equity Fund; (ii) Brinson Global Bond Fund; and (iii) Brinson Short-Term Fund.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on June 1, 1998 at which a
                                                   ------------
     quorum was present and, as subsequently amended by resolutions adopted by the Board of Trustees of the Trust and have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 10th day of September, 1999.

(Trust Seal)

                                               /s/ Carolyn M. Burke
                                               ---------------------------------
                                               Carolyn M. Burke, Secretary
                                               Brinson Relationship Funds

                RESOLUTIONS EFFECTIVE JUNE 1, 1998 AND AMENDING
                     THE AGREEMENT AND DECLARATION OF TRUST
                       OF THE BRINSON RELATIONSHIP FUNDS
               DATED AUGUST 15, 1994, AS AMENDED ON MAY 20, 1996
       (THE "DECLARATION") PURSUANT TO ARTICLE IX, SECTION 9.8(F) THEREOF

"WHEREAS,      two series of the trust have previously been established as the
               Brinson Global Equity Fund and the Brinson Short-Term Fund; and

WHEREAS, such series have no assets and there are currently no shares outstanding of the two series; and

WHEREAS, the Board of Trustees desires, pursuant to Article IX, Section 9.8(f) of the [Declaration], to abolish the series;

NOW, THEREFORE, BE IT

RESOLVED,      that the Brinson Global Equity Fund and the Brinson Short-Term
               Fund series of the Trust are hereby abolished and their establishment and designation are rescinded; and it is

FURTHER
RESOLVED,      that the officers of the Trust are authorized to take such action as is necessary, with the advice of Trust counsel, to effectuate the foregoing resolution."

RESOLVED,      that pursuant to Article IX, Section 9.8(f) of the Agreement and
               Declaration of Trust of the trust, three additional series of shares (sometimes referred to herein and collectively as the "New
               Series") be, and they hereby are, authorized and designated as the:

                    BRINSON U.S. LARGE CAPITALIZATION VALUE EQUITY FUND

RESOLVED,      that pursuant to Article IX, section 9.8(f) of the Agreement and
               Declaration of Trust of Brinson Relationship Funds (the "Trust"), three additional series of shares (sometimes referred to herein individually and collectively as the "New Series") be, and they hereby are, authorized and designated as the:

                    BRINSON U.S. LARGE CAPITALIZATION VALUE EQUITY FUND; BRINSON GLOBAL BOND FUND[;] AND
                    BRINSON SHORT-TERM FUND, AND IT IS

FURTHER

RESOLVED,      that an unlimited number of shares of beneficial interest are hereby allocated to each New Series, and it is

FURTHER
RESOLVED,      that the shares of each New Series shall have the same relative rights and preferences as other shares of the Trust, as set forth in the Agreement and Declaration of Trust, and as described in
               Section 9.8 thereof.

RESOLVED,      that the officers of the Trust are authorized and directed to issue to CBC Holding (Delaware) Inc. one authorized share of beneficial interest (no par value) of each of the following series of the Trust designated as the:

                    BRINSON U.S. LARGE CAPITALIZATION VALUE EQUITY FUND; BRINSON GLOBAL BOND FUND[;] AND
                    BRINSON SHORT-TERM FUND,

               at a purchase price of $10.00 per share; and it is

FURTHER
RESOLVED,      that such shares, when issued and paid for, shall be validly issued, fully paid and non-assessable."

                                                             AMENDMENT NO. 7

                          CERTIFICATE OF THE SECRETARY
                                       OF
                           BRINSON RELATIONSHIP FUNDS

                      RESOLUTIONS APPROVING RE-DESIGNATION
                                     OF THE
                              NON-U.S. EQUITY FUND
                                     TO THE
                          GLOBAL (EX-U.S.) EQUITY FUND

     Pursuant to Article III, Section 3.6 of the By-Laws, dated August 22, 1994, of Brinson Relationship Funds, a Delaware Business Trust (the "Trust"), Carolyn
M. Burke does hereby certify the following:

     1.   She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as
                                                           -------------------
     amended May 20, 1996 (the "Declaration"), pursuant to Article IX, Section
     --------------------
     9.8(f) of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to re-designation of the Non-U.S. Equity Fund to the Global (ex-U.S.) Equity Fund.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on August 28, 1998 at which a
                                                   ---------------
     quorum was present and, as subsequently amended by resolutions adopted by the Board of Trustees of the Trust and have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 10th day of September, 1999.

(Trust Seal)

                                               /s/ Carolyn M. Burke
                                               ------------------------------
                                               Carolyn M. Burke, Secretary
                                               Brinson Relationship Funds

     RESOLUTIONS ADOPTED AUGUST 24, 1998 AND INCORPORATED BY REFERENCE INTO
                     THE AGREEMENT AND DECLARATION OF TRUST

                       OF THE BRINSON RELATIONSHIP FUNDS
               DATED AUGUST 15, 1994, AS AMENDED ON MAY 20, 1996
       (THE "DECLARATION") PURSUANT TO ARTICLE IX, SECTION 9.8(F) THEREOF

                       APPROVAL OF RE-DESIGNATION OF THE
                          NON-U.S. EQUITY FUND TO THE
                          GLOBAL (EX-U.S.) EQUITY FUND


          RESOLVED, that the Board of Trustees hereby redesignates the Series currently known as the Non-U.S. Equity Fund as the Global (ex-U.S.) Equity Fund, which redesignation will be effective in December, 1998; and

          FURTHER RESOLVED, that the officers of the Trust are hereby authorized and directed to take such actions as necessary to effectuate such Series' redesignation, including making such revisions to the Trust's registration statement, prospectuses, and other relevant documents, as required.

                                                    FORM OF AMENDMENT NO. 8

                         CERTIFICATE OF THE SECRETARY
                                    of the
                          BRINSON RELATIONSHIP FUNDS

                    RESOLUTIONS AUTHORIZING AND DESIGNATING

           BRINSON U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                     BRINSON DEFENSIVE HIGH YIELD FUND AND
                         BRINSON LIMITED DURATION FUND


         Pursuant to Article III, Section 3.6 of the By-Laws, dated August 22, 1994, of Brinson Relationship Funds, a Delaware Business Trust (the "Trust"), Carolyn M. Burke does hereby certify the following:

         1. She is the duly elected, qualified and acting Secretary of the Trust.

         2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August
                                                                       ______
         15, 1994, as amended May 20, 1996 (the "Declaration"), pursuant to
         _________________________________
         Article IX, Section 9.8(f) of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the authorization and designation of the series of shares of the Trust known as the: (i) Brinson U.S. Treasury Inflation Protected Securities Fund; (ii) Brinson Defensive High Yield Fund; and (iii) Brinson Limited Duration Fund.

         3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on February 28, 2000 at
                                                       _________________
         which a quorum was present and, unless subsequently amended by resolutions adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this _____ day of March, 2000.


(Trust Seal)
                                               _________________________________
                                               Carolyn M. Burke, Secretary
                                               Brinson Relationship Funds

             Resolutions Effective February 28, 2000 and Amending
                    the Agreement and Declaration of Trust
                       of the Brinson Relationship Funds
               dated August 15, 1994, as amended on May 20, 1996
      (the "Declaration"), Pursuant to Article IX, Section 9.8(f) thereof

               DESIGNATING THREE (3) ADDITIONAL SERIES OF SHARES
                                   KNOWN AS
                                      THE

           BRINSON U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                       BRINSON DEFENSIVE HIGH YIELD FUND
                         BRINSON LIMITED DURATION FUND

"RESOLVED,  that pursuant to Article IX, Section 9.8(f) of the Agreement and
                 Declaration of Trust of Brinson Relationship Funds (the "Trust"), three additional series of shares (sometimes referred to herein individually as a "New Series" and collectively as the "New Series") be, and they hereby are, authorized and designated as the:

                 Brinson U.S. Treasury Inflation Protected Securities Fund, Brinson Defensive High Yield Fund, and
                 Brinson Limited Duration Fund;

                 and

FURTHER
RESOLVED,        that an unlimited number of shares of beneficial interest are hereby allocated to each New Series; and

FURTHER
RESOLVED,        that the shares of the New Series shall have the same relative rights and preferences as other shares of the Trust, as set forth in the Agreement and Declaration of Trust, and as described in Article IX, Section 9.8 thereof."


                                   * * * * *
"RESOLVED,       that the officers of the Trust are authorized and directed to issue to CMC Holding (Delaware) Inc., or any successor thereto, one authorized share of beneficial interest (no par value) of each of the following series of the Trust designated as the:

                 Brinson U.S. Treasury Inflation Protected Securities Fund, Brinson Defensive High Yield Fund, and
                 Brinson Limited Duration Fund
                 at a purchase price of $10.00 per share; and

FURTHER
RESOLVED,        that each such share, when issued and paid for, shall be
                 validly issued, fully-paid and non-assessable."

                                                    FORM OF AMENDMENT NO. 9

                         CERTIFICATE OF THE SECRETARY
                                    of the
                          BRINSON RELATIONSHIP FUNDS

                   RESOLUTIONS APPROVING THE RE-DESIGNATION
                                      OF

                        BRINSON POST-VENTURE FUND, AND
              BRINSON U.S. LARGE CAPITALIZATION VALUE EQUITY FUND
                                      AS
                BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND,
                      AND BRINSON U.S. VALUE EQUITY FUND

         Pursuant to Article III, Section 3.6 of the By-Laws, dated August 22, 1994, of Brinson Relationship Funds, a Delaware Business Trust (the "Trust"), Carolyn M. Burke does hereby certify the following:

         1. She is the duly elected, qualified and acting Secretary of the Trust.

         2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August
                                                                       ______
         15, 1994, as amended May 20, 1996 (the "Declaration"), pursuant to
         _________________________________
         Article IX, Section 9.8(f) of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the re-designation of the Brinson Post-Venture Fund and Brinson U.S. Large Capitalization Value Equity Fund to the Brinson U.S. Small Capitalization Equity Fund and Brinson U.S. Value Equity Fund.

         3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on February 28, 2000 at which a quorum was present and, unless subsequently amended by resolutions adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this _____ day of March, 2000.


(Trust Seal)
                                               _________________________________
                                               Carolyn M. Burke, Secretary
                                               Brinson Relationship Funds

   Resolutions Adopted February 28, 2000 and Incorporated By Reference Into
                    the Agreement and Declaration of Trust
                       of the Brinson Relationship Funds
                     dated August 15, 1994, as amended on
                 May 20, 1996 (the "Declaration"), Pursuant to
                      Article IX, Section 9.8(f) thereof

                         APPROVAL OF RE-DESIGNATION OF

                         BRINSON POST-VENTURE FUND AND
              BRINSON U.S. LARGE CAPITALIZATION VALUE EQUITY FUND
                                      AS
              BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND, AND
                        BRINSON U.S. VALUE EQUITY FUND


"RESOLVED,     that the Board of Trustees hereby redesignates the Series
               currently known as the:

               Brinson Post-Venture Fund, and
               Brinson U.S. Large Capitalization Value Equity Fund, as
               Brinson U.S. Small Capitalization Equity Fund, and
               Brinson U.S. Value Equity Fund,

               which redesignations shall be effective upon the filing of the next Amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the officers of the Trust, with the advice of Trust counsel, are hereby authorized and directed to take such actions as are necessary to effectuate the redesignation of the Series identified above, including making such revisions to the Trust's registration statement, prospectuses, and other relevant documents, as required."

                                                        Form of Amendment No. 10

                         CERTIFICATE OF THE SECRETARY
                                    of the
                          BRINSON RELATIONSHIP FUNDS

                            RESOLUTIONS ELIMINATING

                            BRINSON EXDEX (R) FUND


     Pursuant to Article III, Section 3.6 of the By-Laws, dated August 22, 1994, of Brinson Relationship Funds, a Delaware Business Trust (the "Trust"), Carolyn
M. Burke does hereby certify the following:

     1.   She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as amended May 20, 1996 (the "Declaration"), pursuant to Article IX, Section 9.8(f) of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the elimination of the shares of the series of the Trust known as the: Brinson EXDEX (R) Fund.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on February 28, 2000 at which a quorum was present and, unless subsequently amended by resolutions adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this ____ day of April 2000.

(Trust Seal)

                                          ______________________________________
                                          Carolyn M. Burke, Secretary
                                          Brinson Relationship Funds

   Resolutions Adopted February 28, 2000 and Incorporated By Reference Into
                    the Agreement and Declaration of Trust
                       of the Brinson Relationship Funds
               dated August 15, 1994, as amended on May 20, 1996
      (the "Declaration"), Pursuant to Article IX, Section 9.8(f) thereof

                            RESOLUTIONS ELIMINATING

                            BRINSON EXDEX (R) FUND

"WHEREAS,      one series of the Trust previously had been established as the
               Brinson EXDEX (R) Fund; and

WHEREAS, such series has no assets and there are currently no shares outstanding of the series; and

WHEREAS, the Board of Trustees desires, pursuant to Article IX, Section 9.8(f) of the Amended and Restated Agreement and Declaration of Trust, to abolish the series;

NOW, THEREFORE, BE IT

RESOLVED,      that the Brinson EXDEX (R) Fund series of the Trust is hereby abolished and its establishment and designation is rescinded; and


FURTHER
RESOLVED,      that the officers of the Trust are authorized to take such action as is necessary, with the advice of Trust counsel, to effectuate the foregoing resolution."